UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 6, 2024

Spirit AeroSystems Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33160	20-2436320
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3801 South Oliver, Wichita, Kansas 67210
(Address of principal executive offices) (Zip Code)

(316) 526-9000

(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	SPR	New York Stock Exchange

SPIRIT PROPRIETARY

Item 2.02	Results of Operations and Financial Condition.

On February 6, 2024, Spirit AeroSystems Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the three and twelve month periods ended December 31, 2023. A copy of the press release was furnished as Exhibit 99.1 to a Current Report on Form 8-K filed by the Company on February 6, 2024 (the “Original Form 8-K”). This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed to amend Item 2.02 of the Original Form 8-K, solely for the purpose of correcting certain errors related to the Company’s estimate of certain forward losses on the A350 program for the three and twelve month periods ended December 31, 2023, as described below. Except as described below, this Amendment does not modify or update any other disclosure contained in or furnished with the Original Form 8-K and this Amendment should be read in conjunction therewith.

•              To correct errors identified after the press release was furnished in connection with the Original Form 8-K, we are revising the information we provided in the press release we issued on February 6, 2024. The corrected items are presented in the financial statements below (with original reported items struck and the corrected items in bold type).

Spirit AeroSystems Holdings, Inc.
Condensed Consolidated Statements of Operations
(unaudited)

	For the Three Months Ended		For the Twelve Months Ended
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
	( $ in millions, except per share data)
Net revenues	$1,812.9	$1,320.1	$6,047.9	$5,029.6
Operating costs and expenses:
Cost of sales	1,521.5 ~~1,538.3~~	1,369.6	5,481.7 ~~5,858.5~~	4,981.0
Selling, general and administrative	64.7 ~~64.6~~	75.4	281.9 ~~281.8~~	279.2
Restructuring costs	-	-	7.2	0.2
Research and development	11.5	13.9	45.4	50.4
Other operating expense	0.2	-	5.9	-
Total operating costs and expenses	1,597.9 ~~1,614.6~~	1,458.9	6,182.1 ~~6,198.8~~	5,310.8
Operating income (loss)	215.0 ~~198.3~~	(138.8)	(134.2) ~~(150.9)~~	(281.2)
Interest expense and financing fee amortization	(97.6)	(73.3)	(318.7)	(244.1)
Other expense, net	(20.4)	(44.3)	(140.4)	(14.1)
Income (loss) before income taxes and equity in net loss of affiliates	97.0 ~~80.3~~	(256.4)	(593.3) ~~(610.0)~~	(539.4)
Income tax benefit (provision)	(21.4)	13.2	(22.5)	(5.2)
Income (loss) before equity in net loss of affiliates	75.6 ~~58.9~~	(243.2)	(615.8) ~~(632.5)~~	(544.6)
Equity in net loss of affiliates	(0.1)	(0.4)	(0.3)	(1.6)
Net income (loss)	$75.5 ~~$58.8~~	$(243.6)	$(616.1) ~~($632.8)~~	$(546.2)
Less noncontrolling interest in earnings of subsidiary	$(0.1)	$0.5	$(0.1)	$0.5
Net income (loss) attributable to common shareholders	$75.4 ~~$58.7~~	$(243.1)	$(616.2) ~~($632.9)~~	$(545.7)

Income (loss) per share
Basic	$0.68 ~~$0.53~~	$(2.32)	$(5.78) ~~($5.94)~~	$(5.21)
Shares	111.0	104.8	106.6	$104.6

Diluted	$0.66 ~~$0.52~~	$(2.32)	$(5.78) ~~($5.94)~~	$(5.21)
Shares	116.2	104.8	106.6	$104.6

Dividends declared per common share	$0.00	$0.00	$0.00	$0.03

SPIRIT PROPRIETARY

Spirit AeroSystems Holdings, Inc.
Condensed Consolidated Balance Sheets
(unaudited)

	December 31, 2023	December 31, 2022
	($ in millions)
Assets
Cash and cash equivalents	$823.5	$658.6
Restricted cash	0.1	0.2
Accounts receivable, net	585.5	489.5
Contract assets, short-term	522.9	501.0
Inventory, net	1,767.3	1,470.7
Other current assets	52.5	38.3
Total current assets	3,751.8	3,158.3
Property, plant and equipment, net	2,084.2	2,205.9
Intangible assets, net	196.2	211.4
Goodwill	631.2	630.5
Right of use assets	92.1	94.3
Contract assets, long-term	-	1.2
Pension assets	33.5	196.9
Restricted plan assets	61.1	71.1
Deferred income taxes	0.1	4.8
Other assets	99.9	91.8
Total assets	$6,950.1	$6,666.2
Liabilities
Accounts payable	$1,106.8	$919.8
Accrued expenses	420.1	411.7
Profit sharing	15.7	40.5
Current portion of long-term debt	64.8	53.7
Operating lease liabilities, short-term	9.1	8.3
Advance payments, short-term	38.3	24.9
Contract liabilities, short-term	192.6	111.1
Forward loss provision, short-term	256.6	305.9
Deferred revenue and other deferred credits, short-term	49.6	21.7
Other current liabilities	44.7	54.9
Total current liabilities	2,198.3	1,952.5
Long-term debt	4,018.7	3,814.9
Operating lease liabilities, long-term	84.3	85.4
Advance payments, long-term	301.9	199.9
Pension/OPEB obligation	30.3	25.2
Contract Liabilities, long-term	161.3	245.3
Forward loss provision, long-term	224.1 ~~240.9~~	369.2
Deferred revenue and other deferred credits, long-term	76.7	49.0
Deferred grant income liability - non-current	25.8	25.7
Deferred income taxes	9.1	1.3
Other non-current liabilities	315.5 ~~315.6~~	141.6
Equity
Common stock, Class A par value $0.01, 200,000,000 shares authorized, 116,054,291 and 105,252,421 shares issued and outstanding, respectively	1.2	1.1
Additional paid-in capital	1,429.1	1,179.5
Accumulated other comprehensive loss	(89.6) ~~(89.7)~~	(203.9)
Retained earnings	616.3 ~~599.4~~	1,232.5
Treasury stock, at cost (41,587,480 shares each period, respectively)	(2,456.7)	(2,456.7)
Total shareholders’ equity	(499.7) ~~(516.7)~~	(247.5)
Noncontrolling interest	3.8  ~~3.9~~	3.7
Total equity	(495.9) ~~(512.8)~~	(243.8)
Total liabilities and equity	$6,950.1	$6,666.2

SPIRIT PROPRIETARY

Spirit AeroSystems Holdings, Inc.

Condensed Consolidated Statements of Cash Flows

(unaudited)

	For the Twelve Months Ended
	December 31, 2023	December 31, 2022
	($ in millions)
Operating activities
Net loss	$(616.1) ~~($632.8)~~	$(546.2)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization expense	315.6	337.1
Amortization of deferred financing fees	12.6	11.9
Accretion of customer supply agreement	2.6	2.2
Employee stock compensation expense	29.2	36.6
Loss on extinguishment of debt	11.8	2.6
(Gain) loss from derivative instruments	(0.5)	17.1
Loss (gain) from foreign currency transactions	7.5	(18.9)
Loss on disposition of assets	6.9	1.1
Deferred taxes	18.1	8.5
Pension and other post-retirement plans expense	55.1	37.1
Grant liability amortization	(1.1)	(1.5)
Equity in net loss of affiliates	0.3	1.6
Forward loss provision	(194.9) ~~(178.5)~~	(89.7)
Gain on settlement of financial instrument	(1.8)	(21.9)
Change in fair value of acquisition consideration and settlement	(2.4)	-
Changes in assets and liabilities
Accounts receivable, net	(96.6)	(39.4)
Contract assets	(18.0)	(63.9)
Inventory, net	(295.1)	(118.2)
Accounts payable and accrued liabilities	213.8	220.7
Profit sharing/deferred compensation	(25.0)	(22.5)
Advance payments	114.1	(133.2)
Income taxes receivable/payable	(3.4)	9.5
Contract liabilities	(3.0)	(30.4)
Pension plans employer contributions	186.6	19.5
Deferred revenue and other deferred credits	53.6	(14.4)
Other	4.3	0.1
Net cash used in operating activities	$(225.8) ~~($226.1)~~	$(394.6)
Investing activities
Purchase of property, plant and equipment	(148.0)	(121.6)
Acquisition, net of cash acquired	-	(31.3)
Other	0.2	(2.6)
Net cash used in investing activities	$(147.8)	$(155.5)
Financing activities
Proceeds from issuance of debt	242.7	-
Proceeds from issuance of long term bonds	1,200.0	900.0
Proceeds from issuance of common stock, net	220.7	-
Borrowings under revolving credit facility	5.4	-
Payment on revolving credit facility	(0.6)	-
Payment of principal - settlement of financial instrument	-	(289.5)
Customer Financing	180.0	-
Principal payments of debt	(64.1)	(47.6)
Payments on term loans	(5.9)	(6.0)
Payments on bonds	(1,200.0)	(779.2)
Payment of acquisition consideration	(6.0)	-
Taxes paid related to net share settlement awards	(6.6)	(7.2)
Proceeds from issuance of ESPP stock	6.3	3.9
Debt issuance and financing costs	(28.5)	(32.3)
Dividends paid	-	(4.2)
Proceeds from noncontrolling interest	-	3.7
Payment of debt extinguishment costs	(11.8)	(2.6)
Net cash used in financing activities	$531.6	$(261.0)
Effect of exchange rate changes on cash and cash equivalents	9.5 ~~9.8~~	(8.9)
Net increase (decrease) in cash, cash equivalents and restricted cash for the period	$167.5	$(820.0)
Cash, cash equivalents, and restricted cash, beginning of the period	678.4	1,498.4
Cash, cash equivalents, and restricted cash, end of the period	$845.9	$678.4

SPIRIT PROPRIETARY

These errors have been corrected in the corresponding information in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed on February 22, 2024.

The information in Item 2.02 of this Current Report on Form 8-K/A shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing. This Current Report on Form 8-K/A should be read in conjunction with the Original Form 8-K.

SPIRIT PROPRIETARY

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT AEROSYSTEMS HOLDINGS, INC.

February 22, 2024	/s/ Mark J. Suchinski
Mark J. Suchinski
Senior Vice President and Chief Financial Officer